Property and Equipment Net	12 Months Ended
Dec. 31, 2010
Property and Equipment, Net [Abstract]
Property, Plant and Equipment Disclosure
PROPERTY AND EQUIPMENT, NET
Property and equipment, net consists of the following.

	December 31,
	2010	2009
	(In thousands)
Land	$576,947	$473,067
Buildings and improvements	3,309,506	1,980,086
Riverboats and barges	1,131,837	863,854
Furniture and equipment	167,420	167,427
Other	25,423	10,025
Total property and equipment	5,211,133	3,494,459
Less accumulated depreciation	1,827,762	1,260,896
Property and equipment, net	$3,383,371	$2,233,563
Depreciation expense for the year ended December 31, 2010, 2009 and 2008 was $199.0 million, $164.0 million and $168.7 million, respectively. The amounts recorded during the year ended December 31, 2010 include the effect of certain measurement period adjustments.
Other assets presented in the table above primarily relates to property and equipment-related costs capitalized in conjunction with major improvements and that have not yet been placed into service, and such costs are not currently being depreciated.
We test certain of these property and equipment assets for recoverability if a recent operating or cash flow loss, combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses, is associated with the use of a long-lived asset.
Impairment is the condition that exists when the carrying amount of a long-lived asset exceeds its fair value. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. That assessment shall be based on the carrying amount of the asset at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.